SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 2, 2008

Lateral Media, Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-136806	98-0539032
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

2121 Avenue of the Stars, Suite 2550
Los Angeles, CA 90067

(Address of principal executive
offices including zip code)

(310) 601-2500

(Registrant’s telephone number,
including area code)

Asianada, Inc.
(Former name or former address, if changed since last report)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On December 2, 2008, Lateral Media, Inc. (formerly known as Asianada, Inc., the “Company”) entered into an asset purchase agreement (the “Purchase Agreement”) with Grupo Grandioso, LLC (the “Seller”) and Jeffrey Schwartz, the managing member of the Seller, pursuant to which the Company acquired a portfolio of a variety of website domain names, including some relating to the auto industry such as AutoSuperSaver.com and LuxuryCarSpot.com, from the Seller (the “Assets”). In consideration for the Assets, the Company issued to the Seller a warrant to purchase 1,800,000 shares of the Company’s common stock at an exercise price of $1.25 per share (the “Warrant”), and an unsecured contingent promissory note with an initial principal balance of $1,000,000 (the “Note”).

The Warrant has a term of five years. The shares of common stock underlying the Warrant are subject to a two year lock-up period, commencing upon issuance following exercise of the Warrant, during which time they cannot be sold or otherwise transferred without the prior written consent of the Company. The Warrant also contains piggy-back registration rights such that in the event the Company determines to register any shares of its common stock, other than on Form S-8, the holder shall have the right to register, subject to certain limitations, the resale of the shares of common stock underlying the Warrant pursuant to such registration statement. The Note bears an interest rate of six percent per annum. The payments on the Note, payable in 36 equal monthly installments, are contingent upon there being sufficient cash flow of the Company during each monthly period, as determined in accordance with the Note. The foregoing descriptions do not purport to be complete and are qualified in their entirety by reference to the Purchase Agreement, the Warrant and the Note, copies of each of which are attached hereto as Exhibits 10.1, 4.1 and 10.2 respectively, and incorporated by reference herein.

On December 2, 2008, the Company entered into an employment agreement with Jeffrey Schwartz (the “Employment Agreement”), pursuant to which Mr. Schwartz became Chairman of the Board of Directors (the “Board”) and Chief Executive Officer of the Company. Mr. Schwartz’s employment will be for a term of three years at a base salary of $250,000 per year. The foregoing description of the Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the Employment Agreement, a copy of which is attached hereto as Exhibit 10.3, and incorporated by reference herein.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information with respect to the Note contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein and made a part hereof.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

The information with respect to the Warrant contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein and made a part hereof. The Warrant was issued pursuant to the exemption from registration permitted under Section 4(2) of the Securities Act of 1933, as amended.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On December 2, 2008, Robert S. Ellin resigned as Chairman of the Board and Chief Executive Officer of the Company, effective immediately, in order for the Company to appoint Jeffrey Schwartz as Chairman and Chief Executive Officer, as described below. Mr. Ellin will continue to serve as a director of the Company.

On December 2, 2008, the Company increased the size of its Board to four members and appointed Jeffrey Schwartz as Chairman of the Board and Chief Executive Officer of the Company.

Mr. Schwartz served as President and Chief Executive Officer of Autobytel, Inc. from December 2001 to April 2005, and as its Vice Chairman from April 2005 to April 2006, where he created a leading online automotive marketing services company, with a market capitalization exceeding $500 million, and having over 25,000 participating dealer franchises and operations in the U.S., Europe and Asia. Prior to joining Autobytel, Mr. Schwartz was President and Chief Executive Officer and a director of Autoweb.com, Inc. from November 2000 to August 2001. He previously served as Autoweb’s Vice President, Strategic Development from October 1999 to November 2000. From 1995 to October 1999, Mr. Schwartz held various positions at The Walt Disney Company, including Corporate Vice President with responsibilities in corporate alliance business development.  In 2006, Mr. Schwartz founded and was chairman of AutoCentro, an automotive retail network focused on the Hispanic market, and most recently, from June 2007 to present, Mr. Schwartz was founder and managing partner of Vertical Passion Media, LLC, a creator of web publishing and advertising properties.  Mr. Schwartz received Bachelor of Arts, Master of Arts, and Ph.D. degrees in Political Science from the University of Southern California.  Mr. Schwartz serves as a director of U.S. Auto Parts Network, Inc., a leading automotive ecommerce company listed on Nasdaq, and New Motion, Inc., a leading online marking services company also listed on Nasdaq.

There are no arrangements or understandings between Mr. Schwartz and any other person pursuant to which he was appointed as Chairman of the Board and Chief Executive Officer of the Company. Mr. Schwartz has not previously held any positions in the Company, and does not have family relations with any directors or executive officers of the Company. The information with respect to the Employment Agreement contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein and made a part hereof.

Mr. Schwartz is the managing member of Grupo Grandioso. The information with respect to the Company’s acquisition of the Assets contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein and made a part hereof. Other than as set forth in Item 1.01, there are no transactions to which the Company is a party and in which Mr. Schwartz has a material interest that are required to be disclosed under Item 404(a), as modified by Item 404(d)(1) of Regulation S-K.

On December 2, 2008, the Company amended its 2007 Employee, Director and Consultant Stock Plan (the “Plan”) to increase the number of shares of its common stock that may be issued under the Plan to 4,000,000 shares. All other terms of the Plan remain in full force and effect. A copy of the amendment to the Plan is attached hereto as Exhibit 10.4 and incorporated herein by reference.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

In connection with changing its name from Asianada, Inc. to Lateral Media, Inc., the Company filed a certificate of ownership and merger, effective as of December 4, 2008, with the Secretary of State of the State of Delaware, thereby (i) effecting the merger into it of its wholly-owned subsidiary Lateral Media, Inc., and (ii) changing its name from Asianada, Inc. to Lateral Media, Inc. The certificate of ownership and merger served as an amendment to the Company’s certificate of incorporation. The filing of the certificate of ownership and merger was approved by the Board on December 4, 2008. In connection with its name change, the Company has applied for a new trading symbol on the OTC Bulletin Board. A copy of the certificate of ownership and merger is attached hereto as Exhibit 3.1 and incorporated herein by reference.

ITEM 8.01 OTHER EVENTS.

On December 8, 2008, the Company issued a press release announcing its name change and the appointment of Jeffrey Schwartz as Chairman of the Board and Chief Executive Officer of the Company, a copy of which is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

ITEM 9.01 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(d)	Exhibits:

Exhibit	Description
3.1	Certificate of Ownership and Merger, filed with the Secretary of State of the State of Delaware on December 4, 2008.
4.1	Warrant, issued to Grupo Grandioso, dated as of December 2, 2008.
10.1	Asset Purchase Agreement, by and among Lateral Media, Inc. (f/k/a Asianada, Inc.), Grupo Grandioso, LLC and Jeffrey Schwartz, dated as of December 2, 2008.
10.2	Promissory Note, issued to Grupo Grandioso, LLC, dated as of December 2, 2008.
10.3	Employment Agreement, by and between Lateral Media, Inc. and Jeffrey Schwartz, dated as of December 2, 2008.
10.4	Amendment to 2007 Employee, Director and Consultant Stock Plan.
99.1	Press Release, dated December 8, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 8, 2008
LATERAL MEDIA, INC.

	By:	/s/ Charles Bentz
	Name:	Charles Bentz
	Title:	Chief Financial Officer